Exhibit 10.42

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this "Amendment") is entered into this __ day of February 2014, by and among PINNACLE BANK, a Tennessee state-chartered bank (the "Bank"), PINNACLE FINANCIAL PARTNERS, INC., a Tennessee corporation (the "Company") (collectively, the Bank and the Company are referred to hereinafter as the "Employer") and HUGH M. QUEENER (the "Executive").

WHEREAS, the Bank, the Company and the Executive are parties to that certain Employment Agreement dated January 1, 2008 (the "Employment Agreement"), pursuant to which the Executive serves as Chief Administrative Officer of the Bank and the Company;

WHEREAS, the Bank, the Company and the Executive are parties to that certain Amendment No. 1 to Employment Agreement dated November 20, 2012; and

WHEREAS, each of the Bank, the Company and the Executive desires to further amend the Employment Agreement.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.            Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement.

2.            Amendment to Employment Agreement. The Employment Agreement is hereby amended as follows:

(a)            Section 4.7 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

4.7 VACATION.  On a non-cumulative basis, the Executive shall be entitled to six (6) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full.

3.            Except as expressly modified hereby, the Employment Agreement shall remain in full force and effect.

4.            This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which shall constitute one and the same instrument.

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AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this "Amendment") is entered into this __ day of February 2014, by and among PINNACLE BANK, a Tennessee state-chartered bank (the "Bank"), PINNACLE FINANCIAL PARTNERS, INC., a Tennessee corporation (the "Company") (collectively, the Bank and the Company are referred to hereinafter as the "Employer") and ROBERT A. MCCABE, JR. (the "Executive").

WHEREAS, the Bank, the Company and the Executive are parties to that certain Employment Agreement dated January 1, 2008 (the "Employment Agreement"), pursuant to which the Executive serves as Chairman of the Bank and the Company;

WHEREAS, the Bank, the Company and the Executive are parties to that certain Amendment No. 1 to Employment Agreement dated November 20, 2012; and

WHEREAS, each of the Bank, the Company and the Executive desires to further amend the Employment Agreement.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.            Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement.

2.            Amendment to Employment Agreement. The Employment Agreement is hereby amended as follows:

(a)            Section 4.7 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

4.7 VACATION.  On a non-cumulative basis, the Executive shall be entitled to six (6) weeks of vacation in each successive twelve-month period during the Term, during which his compensation shall be paid in full.

3.            Except as expressly modified hereby, the Employment Agreement shall remain in full force and effect.

4.            This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Chief Financial Officer

PINNACLE BANK
By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Chief Financial Officer

EXECUTIVE
/s/ Hugh M. Queener
Hugh M. Queener